Appendix A

Credit Suisse First Boston

3,222 records

ABSC 2004-HE9

FICO DISTRIBUTION

Note: Cells in red font are calculations

Collateral Cuts for Subprime Pool

FICO	Total Balance		LTV	Adjusted Balance[1]		WA Loan WAC		% Covered	WA FICO	WA LTV	WA DTI	% SFD/ PUD	% Owner	% Full % Cashout
	Amount							Mortgage					Occ.	Doc	Refi
		%[2]		Amount	%[2]	Balance		Ins.
FICO NA		0.00%	> 65.0	-	0.00%	-
0 – 500	871,101	0.14%	> 65.0	735,101	0.12%	145,183	8.46%	0.00%	500	76%	38.57	84.388	100	100	48.399
500.01 – 550	49,387,218	8.09%	> 70.0	37,708,838	6.18%	192,168	8.07%	0.00%	527	77%	41.505	94.051	96.059	63.893	67.406
550.01 – 575	50,235,635	8.23%	> 70.0	40,517,554	6.64%	215,604	7.46%	0.00%	564	81%	40.754	89.162	97.242	58.717	56.605
575.01 – 600	72,978,591	11.96%	> 70.0	58,966,862	9.66%	189,064	7.35%	0.00%	589	81%	40.637	85.078	94.94	64.081	54.779
600.01 – 620	69,632,651	11.41%	> 70.0	57,867,948	9.48%	182,763	7.15%	0.00%	611	82%	41.625	81.709	95.669	51.673	44.605
620.01 – 650	117,310,133	19.22%	> 80.0	35,290,066	5.78%	180,477	7.28%	0.00%	636	83%	40.28	85.48	95.319	35.538	39.487
650.01 – 680	111,812,376	18.32%	> 80.0	20,710,007	3.39%	184,509	7.13%	0.00%	665	84%	40.78	87.41	92.254	32.653	30.309
680.01 – 700	46,471,190	7.62%	> 85.0	9,808,594	1.61%	202,931	6.95%	0.00%	689	84%	38.653	79.071	91.998	29.186	31.64
700.01 – 750	68,370,671	11.20%	> 85.0	10,076,346	1.65%	189,919	6.84%	0.00%	719	84%	39.792	76.115	87.191	32.705	16.818
750.01 – 800	22,845,659	3.74%	> 85.0	2,244,182	0.37%	207,688	7.10%	0.00%	768	83%	38.542	82.232	88.834	37.713	5.744
800 +	295,500	0.05%	> 85.0	-	0.00%	73,875	6.91%	0.00%	803	83%	33.838	61.083	100	38.917	0
TOTAL	610,210,724	100.00%		273,925,498	44.89%	189,389	7.25%	0.00%	636	82%	40.457	84.68	93.573	43.841	39.48
FICO: Average	636		Min:	500	Max:	804

DEBT-TO INCOME (DTI) DISTRIBUTION

DTI	Total Balance			FICO		Adjusted Balance[1]		WA Loan	WAC	% Covered	WA FICO	WA LTV	WA DTI	% SFD/ PUD	% Owner	% Full	% Cashout
	Amount									Mortgage					Occ.	Doc	Refi
			%[2]			Amount %[2]		Balance		Ins.
<= 20		19,185,981		3.14% < 550		1,327,132	0.22%	171,303	7.28%	0.00%	647.038	83%	15.23	84.727	80.235	26.029	38
20.001 – 25.00		19,080,552		3.13% < 550		1,472,900	0.24%	156,398	7.29%	0.00%	626.853	80%	23.297	82.024	89.303	48.964	51.114
25.001 – 30.00		42,708,326		7.00% < 575		6,605,826	1.08%	184,885	7.14%	0.00%	635.196	82%	28.311	84.005	93.145	39.196	42.179
30.001 – 35.00		76,539,329		12.54% < 575		10,359,022	1.70%	189,454	7.18%	0.00%	643.346	82%	33.144	83.468	92.445	46.644	36.443
35.001 – 40.00		107,049,565		17.54% < 600		29,440,302	4.82%	188,136	7.22%	0.00%	636.264	82%	38.135	86.634	93.68	41.483	39.745
40.001 – 45.00		155,135,475		25.42% < 625		60,179,685	9.86%	197,123	7.26%	0.00%	642.419	83%	43.076	85.272	94.831	41.144	36.55
45.001 – 50.00		140,640,722		23.05% < 650		82,215,362	13.47%	187,521	7.32%	0.00%	632.871	83%	48.057	86.305	95.683	42.576	40.222
50.001 – 55.00		39,815,365		6.52% < 675		34,706,511	5.69%	194,221	7.22%	0.00%	616.585	84%	52.864	76.557	92.918	68.571	43.719
55+		10,055,409		1.65% < 700		9,090,918	1.49%	239,415	7.20%	0.00%	611.499	85%	57.27	81.209	90.058	52.979	47.101
TOTAL		610,210,724		100.00%		235,397,658	38.58%	189,389	7.25%	0.00%	636.213	82%	40.457	84.68	93.573	43.841	39.48
	DTI: Average	40.46			Min:	4	Max:	60

LOAN-TO- VALUE (LTV) DISTIBUTION

LTV		Total Balance		DTI	Adjusted Balance[1]		WA Loan	WAC		% Covered	WA FICO	WA LTV	WA DTI	% SFD/ PUD	% Owner	% Full	% Cashout
		Amount								Mortgage					Occ	Doc	Refi
			%[2]		Amount	%[2]	Balance			Ins.
< 60.00		19,346,066	3.17%	> 50	1,501,439	0.25%	187,826		7.04%	0.00%	595.875	51%	37.98	86.664	91.42	45.584	73.954
60.01 – 70.00		33,422,980	5.48%	> 50	2,264,752	0.37%	235,373		7.03%	0.00%	590.471	67%	38.57	84.235	93.873	39.706	64.265
70.01 – 80.00		326,447,738	53.50%	> 50	20,988,051	3.44%	243,074		6.73%	0.00%	648.44	79%	40.54	85.111	95.193	37.858	30.291
80.01 – 85.00		52,765,848	8.65%	> 50	6,082,898	1.00%	220,778		7.30%	0.00%	593.214	84%	40.98	84.068	93.027	60.467	66.298
85.01 – 90.00		73,018,252	11.97%	> 50	9,173,757	1.50%	227,471		7.22%	0.00%	623.571	90%	40.90	83.91	87.108	53.819	52.956
90.01 – 95.00		48,630,964	7.97%	> 50	6,742,836	1.11%	205,194		7.82%	0.00%	631.703	95%	41.21	80.232	89.31	57.55	48.247
95.01 – 100.00		56,578,877	9.27%	> 50	3,117,041	0.51%	67,597		9.89%	0.00%	666.77	100%	40.23	87.165	97.298	40.042	16.129
100+			0.00%	> 50		0.00%
TOTAL		610,210,724	100.00%		49,870,774	8.17%	189,389		7.25%	0.00%	636.213	82%	40.46	84.68	93.573	43.841	39.48
	LTV: Average	82.46	Min:	20.8	Max:	100

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket [2] Percent of the Aggregate Principal Balance - calculated automatically.

GEOGRAPHIC CONCENTRATION - TOP 12 STATES

STATE	Total Balance		WA Loan	WAC	% Covered by	WA FICO	WA LTV	WA DTI	% SFD/ PUD	% Owner	% Cashout	% Full Doc
	Amount	%[2]	Balance		Mortgage Ins.					Occ	Refi
California	327,090,085	53.60%	234,138	6.98%	0	644.426	81%	40.502	83.683	94.319	40.192	39.629
New York	34,850,169	5.71%	250,721	7.24%	0	631.654	82%	40.163	71.537	94.544	37.901	41.464
Florida	23,949,680	3.92%	140,880	7.53%	0	634.493	84%	40.094	85.537	87.155	39.171	52.985
Maryland	23,555,006	3.86%	165,880	7.54%	0	622.82	84%	40.644	96.996	97.922	40.903	57.37
Texas	23,264,083	3.81%	117,495	7.83%	0	637.752	84%	38.041	99.48	91.325	18.726	46.532
New Jersey	23,004,239	3.77%	214,993	7.07%	0	623.078	81%	40.914	74.03	87.841	34.939	49.335
Illinois	22,163,793	3.63%	165,401	7.55%	0	626.207	86%	43.098	68.151	98.039	47.489	52.731
Virginia	19,127,541	3.13%	167,785	7.55%	0	628.402	83%	43.146	96.324	96.829	42.378	41.63
Nevada	11,104,161	1.82%	182,035	7.64%	0	645.948	83%	40.036	93.447	81.286	28.546	23.359
Arizona	9,975,616	1.63%	138,550	7.58%	0	650.947	84%	40.167	96.665	82.097	34.751	41.532
Massachusetts	8,950,287	1.47%	235,534	7.81%	0	616.446	83%	40.418	64.395	95.884	28.355	35.891
Connecticut	8,910,881	1.46%	174,723	7.42%	0	608.23	85%	37.917	67.483	97.004	33.514	47.175
TOTAL	535,945,540	87.83%	204,325	7.18%	0	638.755	82%	40.52	83.494	93.581	38.6	42.216

PRINCIPAL BALANCE

Scheduled Principal Balance	Total Balance		WA Loan	WAC	% Covered by	WA FICO	WA LTV	WA DTI	% SFD/ PUD	% Owner	% Cashout	% Full Doc
	Amount	%[2]	Balance		Mortgage Ins.					Occ	Refi
0.01 - 50,000.00	15,074,133	2.47%	34,733	10.39%	0	644.818	96%	39.098	86.505	94.364	18.034	48.722
50,000.01 - 75,000.00	21,753,887	3.56%	62,511	9.57%	0	644.714	93%	39.653	83.438	95.337	22.149	46.712
75,000.01 - 100,000.00	27,454,685	4.50%	88,279	8.63%	0	640.643	88%	39.239	83.458	94.206	26.131	50.596
100,000.01 - 150,000.00	62,601,399	10.26%	124,704	7.78%	0	629.044	84%	39.44	87.657	94.123	38.742	53.989
150,000.01 - 200,000.00	70,234,516	11.51%	176,026	7.15%	0	624.46	81%	40.563	85.58	93.364	42.925	51.992
200,000.01 - 250,000.00	73,406,598	12.03%	224,485	6.92%	0	631.491	80%	41.087	86.349	94.331	40.477	47.079
250,000.01 - 300,000.00	73,542,982	12.05%	274,414	6.97%	0	629.386	80%	41.494	82.002	95.486	40.994	44.241
300,000.01 - 400,000.00	121,050,167	19.84%	345,858	6.82%	0	643.635	82%	40.823	82.354	93.51	37.043	40.539
400,000.01 - 500,000.00	77,555,691	12.71%	445,722	6.84%	0	644.065	82%	40.47	85.69	93.13	40.932	34.204
500,000.01 - 700,000.00	54,286,304	8.90%	583,724	6.75%	0	637.997	82%	40.423	86.972	91.054	47.062	32.609
700,000.01 - 800,000.00	6,081,759	1.00%	760,220	6.52%	0	670.076	73%	39.782	88.285	86.858	75.205	0
800,000.01 - 900,000.00	4,204,602	0.69%	840,920	6.70%	0	591.229	74%	31.366	79.817	100	80.117	80.141
900,000.01 >=	2,964,000	0.49%	988,000	6.28%	0	658.301	78%	41.772	62.753	62.753	62.753	68.961
TOTAL	610,210,724	100.00%	189,389	7.25%	0	636.213	82%	40.457	84.68	93.573	39.48	43.841
	Principal Balance: Average	189,388.80	Min:	14,915.00	Max:	1,104,000.00

DOCUMENTATION TYPE

Doc Type	Total Balance		WA Loan	WAC	% Covered by	WA FICO	WA	LTV	WA DTI	% SFD/ PUD	% Owner	% Cashout
	Amount	%[2]	Balance		Mortgage Ins.						Occ	Refi
Full Alternative Documentation	22,892,130	3.75%	240,970	7.10%	0	628.341		85%	37.955	91.74	83.801	45.752
Full Documentation	267,522,470	43.84%	175,770	7.13%	0	621.15		83%	41.235	84.13	95.02	44.827
Limited Documentation	51,301,333	8.41%	221,126	7.22%	0	624.287		84%	39.664	84.99	86.749	48.868
Lite Documentation	25,557,189	4.19%	212,977	7.15%	0	633.715		83%	37.792	89.38	95.308	35.744
Stated Documentation	96,583,570	15.83%	252,837	7.10%	0	622.962		77%	39.119	81.22	90.554	58.897
Streamlined-Stated (PITI Verified)	146,354,032	23.98%	168,030	7.60%	0	678.339		84%	41.051	85.94	96.537	13.272
TOTAL	610,210,724	100.00%	189,389	7.25%	0	636.213		82%	40.457	84.68	93.573	39.48

PROPERTY TYPE

Property Type	Total Balance		WA Loan	WAC	% Covered by	WA FICO	WA	LTV	WA DTI	% Owner	% Cashout	% Full Doc
	Amount	%[2]	Balance		Mortgage Ins.					Occ	Refi
Single Family Detached	439,150,758.08	72%	186,002	7.24%	0.00	633.374		82%	40.30	95.06	39.95	44.22
PUD Project Attached	12,751,206.37	2%	155,503	7.50%	0.00	652.472		83%	40.10	93.00	31.15	34.60
PUD SF Detached	64,823,132.20	11%	217,527	7.33%	0.00	633.187		84%	41.31	90.96	41.25	40.79
Duplex	24,538,903.55	4%	231,499	7.40%	0.00	643.926		83%	42.52	91.81	42.43	30.57
Triplex	5,078,215.00	1%	253,911	7.26%	0.00	650.186		75%	36.63	69.57	62.54	18.55
Single family 4 unit	4,685,573.00	1%	360,429	7.21%	0.00	655.53		81%	40.39	73.78	52.04	60.61
Condominium	55,930,046.92	9%	178,121	7.08%	0.00	651.471		84%	40.42	89.31	30.45	50.89
Manufactured Housing	3,252,889.18	1%	116,175	7.03%	0.00	645.767		77%	36.97	100.00	52.24	83.76
TOTAL	610,210,724	100%	189,389	7.25%	0.00	636.213		82%	40.46	93.57	39.48	43.84

PMI - PRIMARY MORTGAGE INSURANCE

Mortgage Insurance	Total Balance		WA Loan	WAC	% Covered by	WA FICO	WA	LTV	WA	DTI	% Owner	% Cashout	% Full Doc Is MI down
	Amount	%[2]	Balance		Mortgage Ins.						Occ	Refi	to 60 LTV
Loans >80 LTV w/MI	-	0.00%											N/A
Loans >80 LTV w/o MI	230,993,941	37.85%	141,367	8.02%	0	628.93		92%	40.821		91.42	45.992	52.749 N/A
Other	379,216,784	62.15%	238,802	6.77%	0	640.649		77%	40.235		94.885	35.513	38.415 N/A
TOTAL	610,210,724	100.00%	189,389	7.25%	0	636.213		82%	40.457		93.573	39.48	43.841 N/A

LOAN BALANCE

Loan Purpose	Total Balance		WA Loan Balance	WAC	% Covered by	WA. FICO	WA. LTV	WA DTI	% SFD/ PUD	% Owner
	Amount	%[2]			Mortgage Ins.				Occ
Debt Consolidation	0	0.00%	0	0.00%	0	0	0	0	0	0
Refinance – Cashout	240909913.2	39.48%	220613.47	7.22%	0	612.542	81%	40.525	85.574	93.389
Purchase	290519667.8	47.61%	165916.43	7.31%	0	663.262	84%	40.387	82.772	92.69
Refinance – Rate Term	78781143.29	12.91%	207865.81	7.10%	0	608.85	80%	40.503	88.982	97.39
Other	0	0.00%	0	0.00%	0	0	0	0	0	0
TOTAL	610210724.3	100.00%	189388.8	7.25%	636.213		82%	40.457	84.68	93.573

COLLATERAL TYPE - FIXED/FLOATING

Lien Status*	Total Balance		WA Loan	WAC		% Covered by	WA FICO	WA LTV	WA DTI	% SFD/ PUD	% Owner	% Cashout Index	Margin	% IO
	Amount	%[2]	Balance			Mortgage Ins.					Occ	Refi
Fixed	122,002,733	19.99%	100,249		8.44%	0.00	648.082	86%	40.25	85.10	94.99	40.92 N/A	N/A	0.00
Floating	1,054,875	0.17%	210,975		7.11%	0.00	640.816	86%	41.77	100.00	44.48	0.00 6Month Libor	6.46	0.00
2/28	351,256,487	57.56%	230,030		7.14%	0.00	620.85	82%	41.17	84.85	92.18	43.47 6Month Libor	6.27	0.00
2/28 IO	100,885,195	16.53%	306,642		6.34%	0.00	677.051	81%	38.82	85.05	96.56	20.38 6Month Libor	5.74	100.00
3/27	17,491,338	2.87%	218,642		7.06%	0.00	611.751	82%	40.03	76.78	94.81	57.30 6Month Libor	6.29	0.00
5/25	9,313,546	1.53%	238,809		6.79%	0.00	625.663	82%	39.56	89.41	96.29	45.81 6Month Libor	6.27	0.00
5/25 IO	8,206,550	1.34%	328,262		6.09%	0.00	678.802	79%	34.80	76.21	95.91	42.14 6Month Libor	5.75	100.00
TOTAL	610,210,724	100.00%	189,389		7.25%	0.00	636.213	82%	40.46	84.68	93.57	39.48 6Month Libor	4.92	17.88
* Fill out complete list of mortgage loans including IO's

LIEN STATUS

Lien Status	Total Balance		WA Loan	WAC		% Covered by	WA FICO	WA LTV	WA DTI	% SFD/ PUD	% Owner	% Cashout
	Amount	%[2]	Balance			Mortgage Ins.					Occ	Refi
First Lien	558,547,869	91.53%	235,674		6.96%	0.00	633.374	81%	40.41	84.61	93.26	41.78
Second Lien	51,662,856	8.47%	60,637		10.34%	0.00	666.906	99%	40.96	85.46	97.01	14.61
Third Lien	-	0.00%	-		0.00%	0.00		0%	0.00	0.00	0.00	0.00
TOTAL	610,210,724	100.00%	189,389		7.25%	0.00	636.213	82%	40.46	84.68	93.57	39.48

OCCUPANCY TYPE

Occupancy Type	Total Balance		WA Loan	WAC		% Covered by	WA. FICO	WA LTV	WA DTI	% SFD/ PUD	% Owner	% Cashout
	Amount	%[2]	Balance			Mortgage Ins.					Occ
Primary Residence	570,991,888	93.57%	188,136		7.23%	0	634.496	82%	40.651	85.513	100	39.402
Second Home	16,178,938	2.65%	227,872		7.34%	0	676.703	85%	40.821	72.01	0	22.406
Investment	23,039,899	3.78%	198,620		7.51%	0	650.325	82%	35.378	72.939	0	53.39
Non-owner	-	0.00%	-		0.00%	0	0	0%	0	0	0	0
Other	-	0.00%	-		0.00%	0	0	0%	0	0	0	0
TOTAL	610,210,724	100.00%	189,389		7.25%	0	636.213	82%	40.457	84.68	93.573	39.48

PREPAYMENT PENALTY

Prepayment Charges Term at			WA Loan	WAC		% Covered by	WA	WA LTV	WA DTI	% SFD	% Owner	% Cashout
	Total Balance
Origination
	Amount	%[2]	Balance			Mortgage Ins.	FICO			/ PUD	Occ	Refi
0 Months	172,742,962	28.31%	176268.33		7.59%	0.00	635.934	84%	40.60	80.23	91.09	38.00
6 Months	120,000	0.02%	120000		8.38%	0.00	517	75%	23.00	100.00	100.00	0.00
12 Months	26,995,829	4.42%	254677.64		7.03%	0.00	635.786	80%	40.01	73.82	89.01	40.12
24 Months	329,727,162	54.03%	209750.1		7.03%	0.00	634.041	82%	40.57	87.94	95.07	38.36
36 Months	80,624,771	13.21%	143205.63		7.44%	0.00	646.01	82%	39.86	84.49	94.32	47.06
60 Months	-	0.00%
Other	-	0.00%
TOTAL	610,210,724	100.00%	189388.8		7.25%	0.00	636.213	82%	40.46	84.68	93.57	39.48

COLLATERAL DESCRIPTION BY LOAN GROUP

Loan Group	Loan Type	Index	% of	Gross	Net	WAM	Seasoning	Gross	Net	Rate	Max	Mos to Roll	% Fixed
			Pool	WAC	WAC	(mos)		Margin	Margin	Caps	Rate
Group 1
Group 2
Group 3
Group 4
Group 5
Group 6
TOTAL

SECTION 32 LOANS

	Total Balance		WA Loan		WAC		% Covered by	WA FICO	WA LTV	WA DTI	% SFD/ PUD	% Owner	% Cashout
	Amount	%[2]	Balance				Mortgage Ins.					Occ	Refi
Section 32 Loans	0	0		0		0	0	0	0	0	0	0	0
Total	610,210,724		189388.8			0.07245	0	636.213	0.82456	40.457	84.68	93.573	39.48

Appendix A

TOP 5 MSA		TOP 5 ORIGINATORS		SERVICERS

MSA	%[2]	Originator	%[2]	Servicer	%[2]

STRESS ANALYSIS

Rating Agency Base Case Loss Expectations

Standard & Poors: Analyst Name :			Moody's: Analyst Name :
Foreclosure Frequency	Loss Severity	Cum Losses	Foreclosure Frequency	Loss Severity	Cum Losses
AA
A
A-
BBB+
BBB
BBB-
B

Assuming forward LIBOR and Loss Severity depending on MI (see table on the side for Loss Severity assumption); 100% advance of P&I; 12 month lag for liquidation losses,
Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

	Breakeven CDR			Cumulative Losses			Mortgage Insurance (MI) Coverage	Loss Severity %
	25 CPR	40 CPR	60 CPR	25 CPR	40 CPR	60 CPR	None	50%
AA							>70% Loans w/ >80 LTV down to 80%	45%
A							50 - 70% Loans w/ >80 LTV down to 80%	40%
A-							50 - 70% Loans w/ >80 LTV down to 60%	35%
BBB+							>70% LTV >80% down to 60%	30%
BBB
BBB-

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.